Exhibit 3.11

[THE GREAT SEAL OF THE “STATE OF CALIFORNIA”]	State of California Bill Jones Secretary of State	File# 200228410019 FILED In the Office of the Secretary of State of the State of California OCT 10 2002
LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION A $70.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form.
/s/ Bill Jones
BILL JONES, Secretary of State
This Space For Filing Use Only

1.	Name of the limited liability company (end the name with the words “Limited Liability Company,” “ Ltd. Liability Co.,” or the abbreviations “LLC” or “L.L.C.”)

Lyon Marble Mountain Company, LLC

2.	The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.

3.	Name the agent for service of process and check the appropriate provision below:

Richard M. Sherman which is

☒ an individual residing in California. Proceed to item 4.

☐ a corporation which has filed a certificate pursuant to section 1505. Proceed to item 5.

4.	If an individual, California address of the agent for service of process:

Address: 840 Newport Center Drive, Suite 400

City: Newport Beach State: CA Zip Code: 92660

5.	The limited liability company will be managed by: (check one)

☒ one manager ☐ more than one manager ☐ single member limited liability company ☐ all limited liability company members

6.	Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.

7.	Number of pages attached, if any:

8.	Type of business of the limited liability company. (For informational purposes only)
Real estate development

9.	DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

/s/ John C. Fossum	John C. Fossum
Signature of Organizer	Type or Print Name of Organizer

October 9, 2002
Date

10.	RETURN TO:

NAME Richard M. Sherman
FIRM Irell and Manella, LLP
ADDRESS 840 Newport Center Drive, Suite 400
CITY/STATE Newport Beach, CA
ZIP CODE 92660

SEC/STATE (REV. 01/02)	FORM LLC-1 – FILING FEE $70.00 Approved by Secretary of State

[SEAL of the “STATE OF CALIFORNIA”]	State of California Kevin Shelley Secretary of State	FILED In the office of the Secretary of State of the State of California JAN 21 2003
LIMITED LIABILITY COMPANY CERTIFICATE OF AMENDMENT A $30.00 filing fee must accompany this form IMPORTANT – Read instructions before completing this form.
/s/ Kevin Shelley
KEVIN SHELLEY, SECRETARY OF STATE
This Space For Filing Use Only

1. Secretary of State File Number:	2. Name of Limited Liability Company:

200228410019	Lyon Marble Mountain Company, LLC

3.	Complete only the sections where information is being changed. Additional pages may be attached if necessary.

A.	Limited Liability Company Name (end the name with the words “Limited Liability Company,” “Ltd. Liability Co.” or the abbreviations “LLC” or “L.L.C.”)

Lyon East Garrison Company I, LLC

B.	The Limited Liability Company will be managed by (Check One):

☐ one manager ☐ more than one manager ☐ single member limited liability company ☐ all limited liability company members

C.	Amendment to text of the Articles of Organization:

D.	Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include a change in the latest date on which the limited liability company is to dissolve or any change in the events that will cause the dissolution.

4.	Future Effective Date, if any: Month Day Year

5.	Number of pages attached, if any: 1

6.	Declaration: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.
SEE ATTACHED

/s/ John C. Fossum	John C. Fossum, as Attorney–In–Fact
Signature of Authorized Person	Type or Print Name and Title

January 17, 2003
Date

7.	RETURN TO:
NAME John C. Fossum, Esq.
FIRM Irell & Manella LLP
ADDRESS 840 Newport Center Drive Suite 400
CITY/STATE Newport Beach, CA
ZIP CODE 92660

SEC/STATE (REV. 01/03)	FORM LLC-2 – FILING FEE: $30.00 Approved by Secretary of State

LIMITED LIABILITY COMPANY

CERTIFICATE OF AMENDMENT

(cont’d)

Lyon Marble Mountain Company, LLC

6.	Declaration: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

/s/ John C. Fossum	John C. Fossum, as Attorney-In-Fact for
Signature of Authorized Person	Richard S. Robinson, as Senior Vice President of William Lyon Homes, Inc., a California corporation, as manager of Lyon Marble Mountain Company, LLC, a
January 17, 2003	California limited liability company
Date	Type or Print Name and Title

[SEAL of the “OFFICE OF THE SECRETARY OF STATE”]